Exhibit 10.13

AMENDMENT NO. 4 TO CREDIT AGREEMENT

This AMENDMENT NO. 4 to the CREDIT AGREEMENT, dated as of June 15, 2007, among DOLLARAMA GROUP L.P., a limited partnership organized under the laws of Quebec, Canada (“Dollarama”), ARIS IMPORT INC., a corporation organized under the Canada Business Corporations Act (“Aris”, and together with Dollarama, the “Borrowers” and each, a “Borrower”), DOLLARAMA HOLDINGS L.P., a limited partnership organized under the laws of Quebec, Canada (“Holdings”), the Lenders (as defined below) party hereto and the Administrative Agent (as defined below), amends certain provisions of the Credit Agreement dated as of November 18, 2004 (as amended by Amendment No. 1, dated as of December 20, 2004, by Amendment No. 2, dated as of August 12, 2005 and by Amendment No. 3, dated as of May 25, 2006, as further amended, supplemented or otherwise modified, the “Credit Agreement”), among each Borrower, Holdings, each lender from time to time party thereto (collectively, the “Lenders” and individually, a “Lender”), ROYAL BANK OF CANADA, as Administrative Agent, CITIBANK CANADA, as Syndication Agent, THE BANK OF NOVA SCOTIA and JPMORGAN CHASE BANK, N.A. as Co-Documentation Agents, CITIGROUP GLOBAL MARKETS INC., as Joint Lead Arranger and Joint Book-Running Manager, RBC Capital Markets, as Joint Lead Arranger and Joint Book-Running Manager for the Term A Facility and Revolving Credit Facility and J.P. MORGAN SECURITIES INC., as Joint Lead Arranger and Joint Book-Running Manager for the Term B Facility.

PRELIMINARY STATEMENTS

Capitalized terms defined in the Credit Agreement and not otherwise defined in this Amendment are used herein as therein defined.

Pursuant to Section 10.01 (Amendments, Etc.) of the Credit Agreement, the Borrowers have requested that the Administrative Agent and the Required Lenders consent to the amendments to the Credit Agreement set forth herein.

The parties hereto agree to amend the Credit Agreement on the terms and subject to the conditions set forth in this Amendment as follows:

SECTION 1. Amendments. Subject to the satisfaction of the conditions precedent set forth in Section 2 hereof, the Credit Agreement is hereby amended as follows:

(a) Section 1.01 (Defined Terms) of the Credit Agreement is hereby amended by inserting at the end of clause (f) in the definition of “Capital Expenditures” the following:

, including any expenditures funded with the proceeds of any tenant inducements,

(b) Section 7.20 (Capital Expenditures) of the Credit Agreement is hereby amended by deleting the table set forth in clause (a) thereof in its entirety and replacing it with the following:

Fiscal Year	Amount
2007	CA$	40,000,000
2008	CA$	50,000,000
2009	CA$	45,000,000
2010	CA$	40,000,000
2011	CA$	40,000,000
2012	CA$	40,000,000

SECTION 2. Conditions to Effectiveness. This Amendment shall become effective on the date when each of the following conditions precedent have first been satisfied (the “Effective Date”):

(a) the Administrative Agent shall have received counterparts of this Amendment executed by each Borrower, Holdings and the Required Lenders or, as to any of the Lenders, evidence satisfactory to the Administrative Agent that such Lender has executed this Amendment;

(b) the Administrative Agent shall have received from each Guarantor its duly executed and delivered consent to this Amendment in the form attached hereto;

(c) all fees and expenses payable in connection with this Amendment or otherwise required to be paid pursuant to the Credit Agreement shall have been paid in full; and

(d) the representations and warranties set forth in Section 5 hereof shall be true and correct as of the date hereof.

Furthermore this Amendment is subject to the provisions of Section 10.01 of the Credit Agreement.

SECTION 3. Construction with the Loan Documents.

(a) On and after this Amendment becoming effective in accordance with Section 2, each reference in the Credit Agreement to “this Agreement,” “hereunder,” “hereof,” “herein,” or words of like import, and each reference in the other Loan Documents to the Credit Agreement, shall mean and be a reference to the Credit Agreement as amended hereby, and this Amendment and the Credit Agreement shall be read together and construed as a single instrument. The table of contents, signature pages and list of Exhibits and Schedules of the Credit Agreement shall be deemed modified to reflect the changes made by this Amendment.

(b) Except as expressly amended hereby, all of the terms and provisions of the Credit Agreement and all other Loan Documents are and shall remain in full force and effect and are hereby ratified and confirmed, including the respective guarantees and security interests granted pursuant to the respective Loan Documents.

(c) The execution, delivery and effectiveness of this Amendment shall not, except as expressly provided herein, operate as a waiver of any right, power or remedy of the Lenders, the L/C Issuers, the Arrangers or the Agents under any of the Loan Documents, nor constitute a waiver or amendment of any provision of any of the Loan Documents or for any purpose except as expressly set forth herein.

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(d) This Amendment is a Loan Document.

(e) This Amendment shall not extinguish, discharge or release the Lien or priority of any Loan Document or any other security therefor or any guarantee thereof. The Credit Agreement and each of the other Loan Documents (as defined in the Credit Agreement) shall remain in full force and effect, except as modified hereby or thereby in connection herewith or therewith. The Administrative Agent, for itself and on behalf of the other Secured Parties and as fondé de pouvoir, hereby expressly reserves all the security interests and Liens constituted by the Hypothecs and each other Collateral Document, including, as applicable, in accordance with Article 1662 of the Civil Code of Quebec.

SECTION 4. Governing Law. This Amendment is governed by, and shall be construed in accordance with, the law of the State of New York.

SECTION 5. Representations And Warranties. Each of Dollarama and Holdings hereby represents and warrants that each of the representations and warranties made by it in the Credit Agreement, as amended hereby, and the other Loan Documents to which it respectively is a party or by which it is bound, shall be true and correct in all material respects on and as of the date hereof (other than representations and warranties in any such Loan Document which expressly speak as of a specific date, which shall have been true and correct in all material respects as of such specific date) and no Default or Event of Default has occurred and is continuing as of the date hereof.

SECTION 6. Execution in Counterparts. This Amendment may be executed in any number of counterparts and by different parties in separate counterparts, each of which when so executed shall be deemed to be an original and all of which taken together shall constitute one and the same agreement. Signature pages may be detached from multiple separate counterparts and attached to a single counterpart so that all signature pages are attached to the same document. Delivery of an executed counterpart by telecopy shall be effective as delivery of a manually executed counterpart of this Amendment.

[SIGNATURE PAGES FOLLOW]

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IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be executed by their respective officers thereunto duly authorized, as of the date first above written.

DOLLARAMA GROUP L.P., herein acting and represented by: DOLLARAMA GROUP GP INC., its general partner, as Borrower

By:	/s/ Larry Rossy
Name:	Larry Rossy
Title:	Chief Executive Officer

By:	/s/ Robert Coallier
Name:	Robert Coallier
Title:	Chief Financial Officer

ARIS IMPORT INC.,
as Borrower

By:	/s/ Larry Rossy
Name:	Larry Rossy
Title:	Chief Executive Officer

By:	/s/ Robert Coallier
Name:	Robert Coallier
Title:	Chief Financial Officer
Title:

DOLLARAMA HOLDINGS L.P., herein acting and represented by: DOLLARAMA HOLDINGS GP INC., its general partner, as Holdings

By:	/s/ Larry Rossy
Name:	Larry Rossy
Title:	Chief Executive Officer

By:	/s/ Robert Coallier
Name:	Robert Coallier
Title:	Chief Financial Officer

[SIGNATURE PAGE TO AMENDMENT NO. 4 TO CREDIT AGREEMENT]

ROYAL BANK OF CANADA,
as Administrative Agent

By:	/s/ Gail Watkin
Name:	Gail Watkin
Title:	Manager, Agency

[SIGNATURE PAGE TO AMENDMENT NO. 4 TO CREDIT AGREEMENT]

CAISSE DE DÉPÔT ET PLACEMENT DU QUÉBEC
[Revolving Credit Lender,][Term A Lender,][Term B Lender]

By:	/s/ Jean-Piere Jetté
Name:	Jean-Piere Jetté
Title:	Manager

By:	/s/ Diane C. Favreau
Name:	Diane C. Favreau
Title:	Vice President

[SIGNATURE PAGE TO AMENDMENT NO. 4 TO CREDIT AGREEMENT]

CITIBANK CANADA
as Revolving Credit Lender, Term A Lender

By:	/s/ Isabelle Côté
Name:	Isabelle Côté
Title:	Director

[SIGNATURE PAGE TO AMENDMENT NO. 4 TO CREDIT AGREEMENT]

OAK HILL CREDIT PARTNERS I, LIMITED, as
Term B Lender

By:	Oak Hill CLO Management I, LLC
As Investment Manager

By:	/s/ Scott D. Krase
Name:	Scott D. Krase
Title:	Authorized Person

OAK HILL CREDIT PARTNERS II, LIMITED, as
Term B Lender

By:	Oak Hill CLO Management II, LLC
As Investment Manager

By:	/s/ Scott D. Krase
Name:	Scott D. Krase
Title:	Authorized Person

OAK HILL CREDIT PARTNERS III, LIMITED, as
Term B Lender

By:	Oak Hill CLO Management III, LLC
As Investment Manager

By:	/s/ Scott D. Krase
Name:	Scott D. Krase
Title:	Authorized Person

OAK HILL CREDIT PARTNERS IV, LIMITED, as
Term B Lender

By:	Oak Hill CLO Management IV, LLC
As Investment Manager

By:	/s/ Scott D. Krase
Name:	Scott D. Krase
Title:	Authorized Person

OHA PARK AVENUE CLO I, LTD., as
Term B Lender

By:	Oak Hill Advisors, L.P.
As Investment Manager

By:	/s/ Scott D. Krase
Name:	Scott D. Krase
Title:	Authorized Person

[SIGNATURE PAGE TO AMENDMENT NO. 4 TO CREDIT AGREEMENT]

NATIONAL BANK OF CANADA,
as [Revolving Credit Lender,] [Term A Lender,] [Term B Lender]

By:	/s/ Alain Aubin
Name:	Alain Aubin
Title:	Director

[SIGNATURE PAGE TO AMENDMENT NO. 4 TO CREDIT AGREEMENT]

BUSHNELL CBNA LOAN FUNDING LLC, FOR ITSELF OR AS AGENT FOR BUSHNELL CFPI LOAN FUNDING LLC

By:	/s/ Molly Walter
Name:	Molly Walter
Title:	Attorney-In-Fact

[SIGNATURE PAGE TO AMENDMENT NO. 4 TO CREDIT AGREEMENT]

STEDMAN CBNA LOAN FUNDING LLC, FOR ITSELF OR AS AGENT FOR STEDMAN CFPI LOAN FUNDING LLC

By:	/s/ Molly Walter
Name:	Molly Walter
Title:	Attorney-In-Fact

[SIGNATURE PAGE TO AMENDMENT NO. 4 TO CREDIT AGREEMENT]

LIBERTY CLO, LTD.

By:	Highland Capital Management, L.P. as Collateral Manager

By:	Strand Advisors, Inc., Its General Partner as Term B Lender

By:	/s/ Brian Lohrding
Name:	Brian Lohrding
Title:	Treasurer, Strand Advisors, Inc. General Partner of Highland Capital Management, L.P.

[SIGNATURE PAGE TO AMENDMENT NO. 4 TO CREDIT AGREEMENT]

HIGHLAND FLOATING RATE ADVANTAGE FUND
as Term B Lender

By:	/s/ M. Jason Blackburn
Name:	M. Jason Blackburn
Title:	Treasurer

[SIGNATURE PAGE TO AMENDMENT NO. 4 TO CREDIT AGREEMENT]

HIGHLAND FLOATING RATE LIMITED LIABILITY COMPANY
as Term B Lender

By:	/s/ M. Jason Blackburn
Name:	M. Jason Blackburn
Title:	Treasurer

[SIGNATURE PAGE TO AMENDMENT NO. 4 TO CREDIT AGREEMENT]

PIONEER FLOATING RATE TRUST
as Term B Lender

By:	/s/ M. Jason Blackburn
Name:	M. Jason Blackburn
Title:	Treasurer

[SIGNATURE PAGE TO AMENDMENT NO. 4 TO CREDIT AGREEMENT]

SANKATY ADVISORS, LLC as collateral manager for AVERY POINT CLO, LTD., as Term Lender

By:	/s/ Alan K. Halfenger
Name:	Alan K. Halfenger
Title:	Chief Compliance Officer Assistant Secretary

[SIGNATURE PAGE TO AMENDMENT NO. 4 TO CREDIT AGREEMENT]

SANKATY ADVISORS, LLC as collateral manager for CASTLE HILL I – INGOTS, LTD.
as Term Lender

By:	/s/ Alan K. Halfenger
Name:	Alan K. Halfenger
Title:	Chief Compliance Officer Assistant Secretary

[SIGNATURE PAGE TO AMENDMENT NO. 4 TO CREDIT AGREEMENT]

SANKATY ADVISORS, LLC as collateral manager for CASTLE HILL III CLO, LIMITED as Term Lender

By:	/s/ Alan K. Halfenger
Name:	Alan K. Halfenger
Title:	Chief Compliance Officer Assistant Secretary

[SIGNATURE PAGE TO AMENDMENT NO. 4 TO CREDIT AGREEMENT]

SANKATY ADVISORS, LLC as collateral manager for LOAN FUNDING XI LLC as Term Lender

By:	/s/ Alan K. Halfenger
Name:	Alan K. Halfenger
Title:	Chief Compliance Officer Assistant Secretary

[SIGNATURE PAGE TO AMENDMENT NO. 4 TO CREDIT AGREEMENT]

CHATHAM LIGHT II CLO, LIMITED

By:	Sankaty Advisors LLC as Collateral Manager

By:	/s/ Alan K. Halfenger
Name:	Alan K. Halfenger
Title:	Chief Compliance Officer Assistant Secretary

[SIGNATURE PAGE TO AMENDMENT NO. 4 TO CREDIT AGREEMENT]

CHATHAM LIGHT III CLO, LTD

By:	Sankaty Advisors LLC as Collateral Manager

By:	/s/ Alan K. Halfenger
Name:	Alan K. Halfenger
Title:	Chief Compliance Officer Assistant Secretary

[SIGNATURE PAGE TO AMENDMENT NO. 4 TO CREDIT AGREEMENT]

KATONAH III, LTD.

By:	Sankaty Advisors LLC as Sub-Advisors

By:	/s/ Alan K. Halfenger
Name:	Alan K. Halfenger
Title:	Chief Compliance Officer Assistant Secretary

[SIGNATURE PAGE TO AMENDMENT NO. 4 TO CREDIT AGREEMENT]

KATONAH IV, LTD.

By:	Sankaty Advisors LLC as Sub-Advisors

By:	/s/ Alan K. Halfenger
Name:	Alan K. Halfenger
Title:	Chief Compliance Officer Assistant Secretary

[SIGNATURE PAGE TO AMENDMENT NO. 4 TO CREDIT AGREEMENT]

SANKATY ADVISORS, LLC as Collateral Manager for PROSPECT FUNDING I, LLC as Term Lender

By:	/s/ Alan K. Halfenger
Name:	Alan K. Halfenger
Title:	Chief Compliance Officer Assistant Secretary

[SIGNATURE PAGE TO AMENDMENT NO. 4 TO CREDIT AGREEMENT]

SANKATY ADVISORS, LLC as Collateral Manager for RACE POINT CLO, LIMITED as Term Lender

By:	/s/ Alan K. Halfenger
Name:	Alan K. Halfenger
Title:	Chief Compliance Officer Assistant Secretary

[SIGNATURE PAGE TO AMENDMENT NO. 4 TO CREDIT AGREEMENT]

SANKATY ADVISORS, LLC as Collateral Manager for RACE POINT II CLO, LIMITED as Term Lender

By:	/s/ Alan K. Halfenger
Name:	Alan K. Halfenger
Title:	Chief Compliance Officer Assistant Secretary

[SIGNATURE PAGE TO AMENDMENT NO. 4 TO CREDIT AGREEMENT]

RACE POINT IV CLO, LTD

By:	Sankaty Advisors LLC as Collateral Manager

By:	/s/ Alan K. Halfenger
Name:	Alan K. Halfenger
Title:	Chief Compliance Officer Assistant Secretary

[SIGNATURE PAGE TO AMENDMENT NO. 4 TO CREDIT AGREEMENT]

SANKATY HIGH YIELD PARTNERS II, L.P.

By:	/s/ Alan K. Halfenger
Name:	Alan K. Halfenger
Title:	Chief Compliance Officer Assistant Secretary

[SIGNATURE PAGE TO AMENDMENT NO. 4 TO CREDIT AGREEMENT]

SANKATY HIGH YIELD PARTNERS III, L.P.

By:	/s/ Alan K. Halfenger
Name:	Alan K. Halfenger
Title:	Chief Compliance Officer Assistant Secretary

[SIGNATURE PAGE TO AMENDMENT NO. 4 TO CREDIT AGREEMENT]

CANADIAN WESTERN BANK
as Revolving Credit Lender and Term A Lender

By:	/s/ Richard Hellson
Name:	Richard Hellson
Title:	Assistant Vice President

[SIGNATURE PAGE TO AMENDMENT NO. 4 TO CREDIT AGREEMENT]

THE HARTFORD MUTUAL FUNDS, INC., on behalf of the HARTFORD FLOATING RATE FUND

By:	Hartford Investment Management Company,
its sub-advisor, as a lender
Term B Lender

By:	/s/ Ryan Bloom
Name:	Ryan Bloom
Title:	Vice President

[SIGNATURE PAGE TO AMENDMENT NO. 4 TO CREDIT AGREEMENT]

HARTFORD INSTITUTIONAL TRUST, ON BEHALF OF ITS FLOATING RATE BANK LOAN SERIES

By:	Hartford Investment Management Company,
its Investment Manager
Term B Lender

By:	/s/ Ryan Bloom
Name:	Ryan Bloom
Title:	Vice President

[SIGNATURE PAGE TO AMENDMENT NO. 4 TO CREDIT AGREEMENT]

HARBOUR TOWN FUNDING LLC
as Term B Lender

By:	/s/ Tara E. Kenny
Name:	Tara E. Kenny
Title:	Assistant Vice President

[SIGNATURE PAGE TO AMENDMENT NO. 4 TO CREDIT AGREEMENT]

VENTURE III CDO LIMITED

By:	MJX ASSET MANAGEMENT LLC
its Investment Advisor
as Term B Lender

By:	/s/ Martin Davey
Name:	Martin Davey
Title:	Managing Director

[SIGNATURE PAGE TO AMENDMENT NO. 4 TO CREDIT AGREEMENT]

VENTURE IV CDO LIMITED

By:	MJX ASSET MANAGEMENT LLC
its Investment Advisor
as Term B Lender

By:	/s/ Martin Davey
Name:	Martin Davey
Title:	Managing Director

[SIGNATURE PAGE TO AMENDMENT NO. 4 TO CREDIT AGREEMENT]

VENTURE V CDO LIMITED

By:	MJX ASSET MANAGEMENT LLC
its Investment Advisor
as Term B Lender

By:	/s/ Martin Davey
Name:	Martin Davey
Title:	Managing Director

[SIGNATURE PAGE TO AMENDMENT NO. 4 TO CREDIT AGREEMENT]

KKR FINANCIAL CLO 2005-2, LTD.
as [Revolving Credit Lender,] [Term A Lender] [Term B Lender]

By:	/s/ Michelle Keith
Name:	Michelle Keith
Title:	Authorized Signatory

[SIGNATURE PAGE TO AMENDMENT NO. 4 TO CREDIT AGREEMENT]

KKR FINANCIAL CLO 2005-1, LTD.
as [Revolving Credit Lender,] [Term A Lender] [Term B Lender]

By:	/s/ Michelle Keith
Name:	Michelle Keith
Title:	Authorized Signatory

[SIGNATURE PAGE TO AMENDMENT NO. 4 TO CREDIT AGREEMENT]

LANDMARK V CDO LIMITED

By:	ALADDIN CAPITAL MANAGEMENT, LLC
as Manager

By:	/s/ John J. D’Angelo
Name:	John J. D’Angelo
Title:	Authorized Signatory

[SIGNATURE PAGE TO AMENDMENT NO. 4 TO CREDIT AGREEMENT]

GREY ROCK CDO LTD.

By:	ALADDIN CAPITAL MANAGEMENT, LLC
as Manager

By:	/s/ John J. D’Angelo
Name:	John J. D’Angelo
Title:	Authorized Signatory

[SIGNATURE PAGE TO AMENDMENT NO. 4 TO CREDIT AGREEMENT]

BANQUE HSBC
as[Revolving Credit Lender,][Term A Lender][Term B Lender]

By:	/s/ Charles Douville
Name:	Charles Douville
Title:	Assistant Vice-President CFS

By:	/s/ Alain Audet
Name:	Alain Audet
Title:	Senior Account Manager CFS

[SIGNATURE PAGE TO AMENDMENT NO. 4 TO CREDIT AGREEMENT]

JPMORGAN CHASE BANK, N.A.
as Revolving Credit Lender and Term A Lender

By:	/s/ Christine Herrick
Name:	Christine Herrick
Title:	Vice President

[SIGNATURE PAGE TO AMENDMENT NO. 4 TO CREDIT AGREEMENT]

PROSPERO CLO I, B.V.
as [Revolving Credit Lender,] [Term A Lender,][Term B Lender]

By:	/s/ Eric Hurshman
Name:	Eric Hurshman
Title:	Attorney-in-Fact

[SIGNATURE PAGE TO AMENDMENT NO. 4 TO CREDIT AGREEMENT]

CONSENT OF GUARANTORS

Dated as of June 15, 2007

Each of the undersigned, as a Guarantor under its Guaranty dated as of November 18, 2004 (its “Guaranty”) under the Credit Agreement referred to in the foregoing Amendment, and as a Loan Party under each Collateral Document to which it is a party, hereby consents to such Amendment and hereby confirms and agrees that notwithstanding the effectiveness of such Amendment, its Guaranty and all Liens granted by it pursuant to the Collateral Documents are, and shall continue to be, in full force and effect and are hereby ratified and confirmed in all respects, except that, on and after the effectiveness of such Amendment, each reference in its Guaranty and such Collateral Documents to the “Credit Agreement”, “thereunder”, “thereof” or words of like import shall mean and be a reference to the Credit Agreement, as amended by such Amendment.

DOLLARAMA HOLDINGS L.P., herein acting and represented by: DOLLARAMA HOLDINGS GP INC., its general partner, as Guarantor

By:	/s/ Larry Rossy
Name:	Larry Rossy
Title:	Chief Executive Officer

By:	/s/ Robert Coallier
Name:	Robert Coallier
Title:	Chief Financial Officer

DOLLARAMA L.P., herein acting and represented by: DOLLARAMA GP INC., its general partner, as Guarantor

By:	/s/ Larry Rossy
Name:	Larry Rossy
Title:	Chief Executive Officer

By:	/s/ Robert Coallier
Name:	Robert Coallier
Title:	Chief Financial Officer

DOLLARAMA CORPORATION,
as Guarantor

By:	/s/ Larry Rossy
Name:	Larry Rossy
Title:	Chief Executive Officer

By:	/s/ Robert Coallier
Name:	Robert Coallier
Title:	Chief Financial Officer

DOLLARAMA GP INC.,
as Guarantor

By:	/s/ Larry Rossy
Name:	Larry Rossy
Title:	Chief Executive Officer

By:	/s/ Robert Coallier
Name:	Robert Coallier
Title:	Chief Financial Officer

ARIS IMPORT INC.,
as Guarantor

By:	/s/ Larry Rossy
Name:	Larry Rossy
Title:	Chief Executive Officer

By:	/s/ Robert Coallier
Name:	Robert Coallier
Title:	Chief Financial Officer

[SIGNATURE PAGE TO GUARANTOR CONSENT TO AMENDMENT NO. 4 TO CREDIT AGREEMENT]

DOLLARAMA GROUP L.P., herein acting and represented by: DOLLARAMA GROUP GP INC., its general partner, as Guarantor

By:	/s/ Larry Rossy
Name:	Larry Rossy
Title:	Chief Executive Officer

By:	/s/ Robert Coallier
Name:	Robert Coallier
Title:	Chief Financial Officer

DOLLARAMA GROUP GP INC.,
as Guarantor

By:	/s/ Larry Rossy
Name:	Larry Rossy
Title:	Chief Executive Officer

By:	/s/ Robert Coallier
Name:	Robert Coallier
Title:	Chief Financial Officer

[SIGNATURE PAGE TO GUARANTOR CONSENT TO AMENDMENT NO. 4 TO CREDIT AGREEMENT]